PIPE Investment	3 Months Ended
Mar. 31, 2022
PIPE Investment Or Securities Purchase Agreement [Abstract]
PIPE Investment

6. PIPE Investment

On January 23, 2022, the Company entered into a securities purchase agreement with an institutional investor (“the Purchaser”) pursuant to which the Purchaser agreed to purchase, and the Company agreed to issue and sell to the Purchaser in a private placement, 1,293,126 shares of common stock at a gross purchase price of $3.00 per share (the “Shares”) (the “PIPE Investment”), 1,293,541 unregistered pre-funded warrants to purchase common stock (the “Pre-Funded Warrants”) and 2,586,667 unregistered warrants to purchase common stock (the “Common Warrants”). The closing was consummated on January 25, 2022. The net proceeds to the Company was $7.3 million.

Each Pre-Funded Warrant was funded to the amount of $3.00, with $0.00001 per share of common stock payable upon exercise, was immediately exercisable, could have been exercised at any time until exercised in full and is subject to customary adjustments. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of the Company’s common stock beneficially owned by the holder (together with its affiliates) would exceed 9.99% of the Company’s outstanding common stock immediately after exercise. On February 22, 2022, the Company received a notice of cash exercise for the total outstanding Pre-Funded Warrants issued in connection with the PIPE Investment for 1,293,541 shares of common stock at purchase price of $12.94.

Each Common Warrant has an exercise price of $3.29 per share of common stock, is exercisable at any time after the sixth month anniversary of the date of issuance, will expire five and one-half years from the date of issuance and is subject to customary adjustments. The Common Warrants may not be exercised if the aggregate number of shares of the Company’s common stock beneficially owned by the holder (together with its affiliates) would exceed 4.99% of the Company’s outstanding common stock immediately after exercise. However, the holder may increase (upon 61 days’ prior notice from the holder to the Company) or decrease such percentages, provided that in no event such percentage exceeds 9.99%.

Also on January 23, 2022 and in connection with the private placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser, pursuant to which the Company agreed to use its best efforts to file a registration statement on Form S-1 (the “Registration Statement”) to register for resale the Shares and any shares of the Company’s common stock issuable upon exercise of the Pre-Funded Warrants and Common Stock Warrants by January 31, 2022, but in no event later than February 4, 2022. The company filed the Registration Statement on January 28, 2022 and it became effective on February 7, 2022.

Roth Capital Partners, LLC (the “Placement Agent”) was engaged by the Company to act as its exclusive placement agent for the private placement. The Company agreed to pay the Placement Agent a cash fee equal to 6.0% of the gross proceeds received by the Company in the private placement, totaling approximately $465,600. In addition, the Company agreed to issue to the Placement Agent warrants to purchase up to 362,134 shares of common stock (representing 7.0% of the aggregate number of shares of common stock sold in the private placement (including shares of common stock issuable upon the exercise of any of the Pre-Funded Warrants and Common Warrants) (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Common Warrants.

Using the Black-Scholes option pricing model, the Common Warrants were valued in the aggregate at $3.6 million and the Placement Agent Warrants were valued in the aggregate at $0.5 million. Both were included in the issuance costs of the private placement (see Note 11).